EXHIBIT 10.3





     Meridian Bank                          Amendment to Security Agreement

This amendment to Security Agreement dated April 4, 1996, between MDC Investment Holdings, Inc.

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     (The "Company ") and MERIDIAN BANK (the "BANK").

                                   BACKGROUND

     The Company and the Bank are parties to a Security Agreement dated July 26, 1995, pursuant to which the Company granted to the Bank security interests in certain personal property of the Company (the "Security Agreement"). The Security Agreement secures the repayment of credit accommodations extended to the Company by the Bank (the "Credit Accommodations").

     The Company and the Bank desire to amend the Security Agreement to reflect changes to certain of the terms of the Credit Accommodations.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Security Agreement is hereby amended to provide that it secures the Note as amended by the Amendment to Promissory Note dated the date hereof (collectively, the "Amended Note"), which Amended Note evidences the Company's obligation to the Bank in the principal amount of Four Million Seven Hundred Thousand and 00/100 Dollars ($4,700,000.00).

     2. All references to the Security Agreement in documents delivered to the Bank in connection with the Credit Accommodations shall be deemed references to the Security Agreement as amended herein.

     3. In all other respects, the Security Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to Security Agreement the day and year first above written.

OWNER (If individuals, partnership, etc.)     OWNER (if corporation)

                                              MDC Investment Holdings, Inc.
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Business Name, if any                         Corporate Name

                                              By: /s/ Patrick Rodgers
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                                              Title: Treasurer

                                              By:
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                                              Title:

                                              Attest:   /s/ Jack J. Osborne
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                                              Title: Senior Vice President,
                                                     Marketing

- - -----------------------------------------     Witness:__________________________
                                              MERIDIAN BANK

                                              By: /s/ John How Van Dusen
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                                              Title: John H. Van Dusen, Senior
                                                     Vice President

- - -----------------------------------------     Attest:___________________________
                                              Title: